UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2008

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On March 12, 2008 the Audit Committee of the Board of Directors of Broadcom Corporation (the "Company") approved the engagement of KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm for the year ending December 31, 2008. KPMG has informed the Company that it completed its prospective client evaluation process on March 13, 2008.

During the years ended December 31, 2007 and December 31, 2006 and through March 12, 2008, neither the Company nor anyone on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting , auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the selection of KPMG, on March 12, 2008 the Audit Committee decided not to renew the engagement of Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm. The decision to change auditors was the result of a competitive process, conducted as part of the Company’s ongoing efforts to enhance its corporate governance practices, that was launched in conjunction with the rotation of the lead E&Y audit partner off the Company’s account pursuant to Rule 2-01(c)(6) of Regulation S-X.

The reports of E&Y on the Company’s consolidated financial statements for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports include explanatory paragraphs related to the Company’s adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006.

During the years ended December 31, 2007 and December 31, 2006 and through March 12, 2008, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

During the years ended December 31, 2007 and December 31, 2006 and through March 12, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in 2006 the Audit Committee discussed with E&Y the existence of a material weakness in Company’s internal control over financial reporting, as more fully described in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005, Quarterly Report on Form 10-Q/A for the three months ended March 31, 2006 and Quarterly Report on Form 10-Q for the three months ended June 30, 2006, each filed January 23, 2007 with the Securities and Exchange Commission (the "SEC"). The Company authorized E&Y to respond fully to the inquiries of KPMG concerning that material weakness. As the Company disclosed in the above-referenced filings, its management believes that the material weakness was remediated September 19, 2006. E&Y’s audit reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006 and December 31, 2007 contain an unqualified opinion.

The Company has provided E&Y with a copy of the above disclosures, and has requested that E&Y furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated March 18, 2008 is attached as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 18, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

March 18, 2008	By:	Eric K. Brandt

Name: Eric K. Brandt
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 18, 2008.